UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2017

IDT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16371	22-3415036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On October 24, 2017, IDT Corporation, Straight Path Communications Inc. (“Straight Path”), Straight Path’s subsidiary Straight Path IP Group. (“SPIP”) and PR-SP IP Holdings LLC, an entity owned by Howard Jonas, the Registrant’s Chairman (“PR-SP”) entered into a Settlement Agreement and Release (the “Settlement Agreement”) which provides for, among other things, the settlement and mutual release of potential liabilities and claims that may exist or arise under the Separation Agreement between the Registrant and Straight Path related to the 2013 spin-off of SPCI by the Registrant and otherwise related to the prior relationship among the parties (the “Mutual Release”). Consistent with the previously announced term sheet, in exchange for the Mutual Release, the Registrant paid SPCI an aggregate of $16 million in cash, SPCI transferred to IDT its majority ownership interest in Straight Path IP Group Holding, Inc. (“New SPIP”), which holds the equity of SPIP, the entity that holds intellectual property primarily related to communications over computer networks, subject to the right to receive 22 percent of the net proceeds, if any, received by SPIP from licenses, settlements, awards or judgments involving any of the patent rights and certain transfers of the patents or related rights, that will be retained by SPCI’s stockholders (such equity interest, subject to the retained interest right, the “IP Interest”), and IDT undertook certain funding and other obligations related to SPIP. The Settlement Agreement allocates (i) $10 million of the payment and the retained interest right to the settlement of claims and the Mutual Release and (ii) $6 million to the transfer of the IP Interest.

Consistent with the contemplated arrangement that was previously disclosed, on October 24, 2017, the Registrant sold its majority interests in New SPIP to PR-SP in exchange for $6 million and the assumption by PR-SP of the funding and other obligations undertaken by IDT.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDT CORPORATION

By:	/s/ Shmuel Jonas
Name:	Shmuel Jonas
Title:	Chief Executive Officer

Dated: October 26, 2017

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